AXIS Capital Raymond James 35 th Annual Institutional Investors Conference Orlando, FL Albert Benchimol, President & CEO March 4, 2014 Exhibit 99.1

Safe Harbor Statement

Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,”
“expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair value of our investment portfolio, our expectations regarding pricing and other market conditions and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates.
Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:
• The occurrence and magnitude of natural and
man-made disasters,
• Actual claims exceeding our loss reserves,
• General economic, capital and credit market
conditions,
• The failure of any of the loss limitation methods
we employ,
• The effects of emerging claims, coverage
and regulatory issues, including uncertainty related to
coverage definitions,
• The failure of our cedants to adequately evaluate risks,
• Inability to obtain additional capital on favorable terms, or at all,
• The loss of one or more key executives,
• A decline in our ratings with rating agencies,
• Loss of business provided to us by our major brokers,
• Changes in accounting policies or practices,
• The use of industry catastrophe models and changes to
these models,
• Changes in governmental regulations,
• Increased competition,
• Changes in the political environment of certain countries
in which we operate or underwrite business, and
• Fluctuations in interest rates, credit spreads, equity
prices and/or currency values.

• AXIS provides a broad range of risk transfer products and services, meaningful capacity and unquestioned financial strength
• Hybrid (Re)insurer with Strategic Flexibility
o
AXIS Re: Diversified global reinsurer with 2013 GWP of $2.1bn
o
AXIS Insurance: Global specialty insurer with 2013 GWP of $2.6bn
• Experienced Leadership Team with average industry experience of 29 years
• Excellent financial strength and flexibility
o
Financial Strength Ratings: A+/ Stable (S&P, A.M. Best, Fitch), A2/ Stable (Moody’s)
o
Solid reserve position: 2013 IBNR of 62% of net loss reserves
o
Average aggregate Fixed Income portfolio rating of AA- and average duration of 3.2 years
AXIS Capital:  Investment Highlights

Hybrid (Re)insurer with Strategic Flexibility

(1)  Excludes corporate expenses.
(2)  Includes corporate expenses.
AXIS Insurance AXIS Re
‘02-’13 GPW $22.8
‘02-’13 Underwriting Income $2.2
’02-’13 Aggregate Combined Ratio 84%
‘02-’13 GPW $17.8
‘02-’13 Underwriting Income $1.9
‘02-’13 Aggregate Combined Ratio 88%
2002-2013 Aggregate
Gross Premiums Written
($ in Billions)
Consolidated AXIS
‘02-’13 GPW $40.6
‘02-’13 Underwriting Income $4.1
(1)
‘02-’13 Aggregate Combined Ratio 89%
(2)
• 742 Employees
• GPW CAGR 2002 – 2013 = 11%
• Underwriting Profit every year
• 212 Employees
• GPW CAGR 2002 – 2013 = 19%
• Underwriting Profit 10 of 12 years

• 29 offices on 5 continents
• Risk-bearing platforms in the U.S., Bermuda and Europe, with international branches

Regional
Service Hubs
Employees
North America 787
Europe (1) 293
Bermuda 73
Far East 71
Total 1,224
(1)  Includes employees in Sao Paulo branch of AXIS Re.
Strategic Global Presence

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

10%
26%
14%
9%
1%
2%
2%
35%
Property
Marine
Terrorism
Aviation
Credit and Political Risk
Professional Lines
Liability
Accident & Health

AXIS Insurance: Diversified Global Specialist Insurer

2013 Gross Premiums Written by Line
$2.6 Billion, 54% of Consolidated GPW
Gross Premiums Written
($ in Millions)
2002-2013 Financial Results
($ in Billions)
Total Gross Premiums Written $22.8
Total Underwriting Income $2.2
Aggregate Combined Ratio 84%

20.0%
15.0%
10.0%
5.0%
0.0%
(5.0%)
AXIS
16.9%
15.4%
10.8%
9.8%
9.1%
9.0%
8.9%
8.8%
6.2%
5.2%
5.1%
2.7%
2.4%
2.1%
(1.5%)
8.4%
6.7%
6.1%
4.6%
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H
Peer I
Peer J
Peer K
Peer L
Peer M
Peer N
US Specialty
All Specialty Peers
Bermuda "Scale" Specialty
Bermuda Specialty ex. "Scale"

AXIS Insurance’s Underwriting Has Outperformed
Specialty Peers

2003 – 2013 Aggregate Underwriting Profitability
(1)
Source: Company documents.
Note: US Specialty includes Alleghany, American Financial, Houston Casualty, Markel, RLI, and W.R. Berkley. Bermuda “Scale” Specialty
includes ACE and XL. Bermuda Specialty ex. “Scale” includes Allied World, Arch, Argo, Aspen, Endurance and Validus (Validus includes only years 2008-2013).
(1) 2003-2013 aggregate underwriting profitability calculated as 1- aggregate combined ratio for each company’s insurance segment only and excludes corporate expenses.
US Specialty Bermuda “Scale” Specialty Bermuda Specialty ex. “Scale”
Underpinned by Peer Review Since Inception

Momentum in Global AXIS A&H Initiative

UK/EUROPE US
MIDDLE EAST
ASIA
New Reinsurance
Products
HealthCare
Wholesale
Distribution
Limited Benefits
Insurance
on the Continent
New Reinsurance
Products
Wholesale
Distribution
Specialty Health
New Countries
New Reinsurance
Products
Developing a global hybrid Accident & Health Insurer and Reinsurer

$2,500
$2,000
$1,500
$1,000
$500
$0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

17%
18%
3%
11%
13%
18%
13%
6%
1%
Property
Catastrophe
Engineering
Motor
Credit and Surety
Professional Lines
Liability
Agriculture
Other

AXIS Re: Diversified Global Reinsurer

2013 Gross Premiums Written by Line
$2.1 Billion, 46% of Consolidated GPW
Gross Premiums Written
($ in Millions)
2002-2013 Financial Results
($ in Billions)
Total Gross Premiums Written $17.8
Total Underwriting Income $1.9
Aggregate Combined Ratio 88%

40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
(5.0%)
37.2%
30.1%
16.8%
11.9%
AXIS
11.3%
9.9%
8.9%
8.3%
7.8%
5.5%
5.2%
4.8%
3.4%
1.6%
0.8%
0.7%
(0.2%)
Peer A
Peer B
Peer C
Peer D
AXIS
Peer E
Peer F
Peer G
Peer H
Peer I
Peer J
Peer K
Peer L
Peer M
Peer N
Peer O
Peer P
27.7%
AXIS
11.3%
10.7%
4.1%
3.7%
2.2%
Property Cat
AXIS
Reinsurers < $1.5B NPW
All Reinsurance Peers
Top Ten Reinsurers >$1.5B NPW (ex. European)
European Reinsurers in Top 10

AXIS Re’s Underwriting Outperformed Diversified
Peers
2003 – 2013 Aggregate Underwriting Profitability
(1)
Source: Company documents.
Note: “Top 10” Reinsurers have >$1.5 Bn NPW in 2013 and excludes Berkshire Hathaway. European Reinsurers in Top 10 include
Hannover Re, Munich Re, SCOR Re and Swiss Re (Hannover, Munich, and SCOR includes data up to 9/30/13). Top 10 Reinsurers
>$1.5 Bn NPW (ex. European) include Alleghany, Everest Re, Partner Re and XL. Reinsurers <$1.5 Bn NPW include Allied World, Arch,
Aspen, Endurance, and Platinum. Property Catastrophe includes Montpelier, RenRe (excludes Lloyd’s segment) and Validus (Validus includes only years 2006-2013).
(1) 2003-2013 aggregate underwriting profitability calculated as 1- aggregate combined ratio for each company’s reinsurance segment only and excludes corporate expenses.

European Reinsurers in Top 10
Top 10 Reinsurers > $1.5Bn NPW (ex. European)
Reinsurers < $1.5Bn NPW
Property Catastrophe

$13.90
$16.88
$19.93
$19.58
$25.31
$31.33
$29.08
$37.75
$44.33
$43.97
$49.83
$53.68
$13.90
$16.74
$19.29
$18.34
$23.45
$28.79
$25.79
$33.65
$39.37
$38.08
$42.97
$45.80
$0.14
$0.64
$1.24
$1.855
$2.535
$3.29
$4.10
$4.96
$5.89
$6.86
$7.88
$0.00
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Diluted BVPS Accumulated Dividends Declared
Delivered Excellent Shareholder Value Creation

(1) Diluted book value per share calculated using treasury stock method. 12/31/02 diluted BVPS is pro forma for AXIS Capital IPO.
2002 - 2013 CAGR = 13.1%
Total Value Creation = Growth in Diluted Book Value per Share
(1)
+ Accumulated Declared Dividends

Case
IBNR
100%
80%
60%
40%
20%
0%
44.5%
55.5%
73.0%
27.0%
67.7%
32.3%
Short/Medium Tail
Medium/Long Tail
Long Tail

$500
$400
$300
$200
$100
$0
$1
$56
$182
$383
$217
$337
$376
$423
$313
$258
$245
$219
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Conservative Reserving

Net Reserves
$2,507M
$2,824M
$2,351M
Historical Reserve Development
($ in Millions)
2002-2013 Aggregate
Reserve Development
= $3,010M
Note: Short/Medium Tail Classes include Property and Other, Marine, Aviation, Credit & Political Risk, and Credit & Surety. Medium/Long
Tail Classes include Professional Lines. Long Tail Classes include Liability and Motor.
Net Unpaid Loss Reserves as of 12/31/2013

8%
7%
5%
80%
Fixed Maturities
Equity Securities
Other Investments
Cash and Cash Equivalents

8%
11%
7%
11%
32%
17%
14%
US Gov't and Agency
AAA
AA
A
BBB
Below BBB
Cash and Cash Equivalents

High-Quality, Liquid Investment Portfolio

Current investment portfolio is well-positioned to cope with today’s risks, maximizes flexibility and maintains high quality
(1)  As of 12/31/2013.
Cash and Investments
(1)
$14.8 Bn
Fixed Maturity Credit Quality
(1)
$12.0 Bn
Book Yield of Fixed Maturities 2.5%
Yield to Maturity of Fixed Maturities 2.3%
Average Duration of Fixed Maturities (Years) 3.2
Average Credit Quality AA-

($ in Millions)
$8,000
$6,000
$4,000
$2,000
$0
$4,960
$6,000
$6,619
$6,439
$6,775
$6,814
$3,961
$5,000
$5,125
$4,944
$5,277
$5,190
$499
$500
$994
$995
$995
$996
$500
$500
$500
$500
$503
$628
2008
2009
2010
2011
2012
2013
Common Equity
Senior Notes
Preferred Shares

Capital Source Principal Amount Term To Maturity (2) Maturity or Call-Date Coupon
Senior Notes $500 Million 0.8 Years December 1, 2014 5.750%
Senior Notes $500 Million 6.3 Years June 1, 2020 5.875%
Preferred Stock – Series B $3 Million Perpetual December 1, 2015 7.500% to call-date; LIBOR +3.4525%
Preferred Stock – Series C $400 Million Perpetual April 15, 2017 6.875%
Preferred Stock – Series D $225 Million Perpetual June 1, 2018 5.500%
Senior Debt +
Preferred /
Total Capital (1)
20.1% 16.7% 22.6% 23.2% 22.1% 23.8%
Strong Capitalization with Prudent Leverage
(1) Total capital represents the sum of total shareholders’ equity attributable to AXIS and the senior notes.
(2) As of 2/14/2014.

$291
$176
$710
$66
$318
$472
$106
$113
$108
$206
$120
$118
$397
$289
$818
$272
$438
$590
$0
$200
$400
$600
$800
$1,000
2008 2009 2010 2011 2012 2013
Share Buybacks(2) Common Dividends

(1)  Operating Income represents after-tax operational results without consideration of after-tax net realized investment gains (losses), foreign exchange losses (gains) and losses on the repurchase of preferred shares.
(2)  Share buybacks include open market and employee-related purchases.
• Stable capital levels
• Increasing capital efficiency supporting business expansion
($ in Millions)
‘08 – ’13 Dividends + Share
Buybacks = 104% of ‘08 – ’13
Aggregate Operating Income (1)
Significant Return of Capital to Shareholders

Strategic Initiatives to Achieve Goals

Top-quintile
risk-adjusted
returns over
the cycle
Invest in our people and culture
• Underwriting talent which delivered superior underwriting results since inception
• Successfully attracting and adding new top-tier underwriting talent
Deliver diversified growth
• Bring specialist underwriting to new target markets
• Develop new specialist franchises in AXIS model
• More balance and lower volatility
Optimize enterprise-wide risk portfolio
• Constantly improving data and analytics
• Informed, not ruled, by models
Enhance operational excellence
• Optimal organizational structure
• Investments in IT
• Competitive cost structure

2013 Progress on Strategic Initiatives
• GPW growth of 13%, including significant contribution from new, diversifying initiatives
o
Accident and Health unit
o
Global agriculture reinsurance line
• New, diversifying initiatives in early stages
o
Lloyd’s presence
o
Re-entry into U.S. primary casualty
o
New distribution initiatives in U.S. excess casualty
o
Expanded professional liability, energy and marine specialties in Asia & Australia
o
Established Weather and Commodities Markets unit
o
Established third party capital management business
o
New healthcare liability insurance unit
• Combined ratio of 91%
• Net income to common shareholders of $684 million
• ROACE of 13.1%

Environment Continues to Support Good Margins

AXIS Insurance Current Business Mix Rate Change Index
AXIS Insurance Total, 103
Aviation & Terrorism, 51
Professional lines, 85
Property Lines, 120
Casualty Lines, 97
Marine & Energy Lines, 143

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Question & Answer Session